MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO             ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--High Income Portfolio (Class H) and the Credit Suisse First Boston High Yield Bond Index, from September 28, 1998 through December 31, 2000


[GRAPH]
[PLOT POINTS]

                     HIGH INCOME PORTFOLIO (CLASS H)   CSFB HIGH YIELD BOND INDEX
         Sep-98                 $10,000                          $10,000
         Oct-98                 $10,083                           $9,801
         Nov-98                 $10,608                          $10,298
         Dec-98                 $10,516                          $10,274
         Jan-99                 $10,702                          $10,371
         Feb-99                 $10,652                          $10,349
         Mar-99                 $10,830                          $10,443
         Apr-99                 $11,033                          $10,674
         May-99                 $10,881                          $10,559
         Jun-99                 $10,923                          $10,564
         Jul-99                 $10,948                          $10,569
         Aug-99                 $10,830                          $10,475
         Sep-99                 $10,838                          $10,395
         Oct-99                 $10,779                          $10,344
         Nov-99                 $10,864                          $10,484
         Dec-99                 $11,086                          $10,611
         Jan-00                 $10,935                          $10,569
         Feb-00                 $10,850                          $10,634
         Mar-00                 $10,604                          $10,475
         Apr-00                 $10,491                          $10,459
         May-00                 $10,340                          $10,292
         Jun-00                 $10,444                          $10,522
         Jul-00                 $10,510                          $10,621
         Aug-00                 $10,538                          $10,692
         Sep-00                 $10,425                          $10,594
         Oct-00                  $9,878                          $10,264
         Nov-00                  $9,303                           $9,860
         Dec-00                  $9,407                          $10,058

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/00

                                               6 Months     1 Year     Inception*
High Income Portfolio (Class H)                  -9.93%     -15.14%      -2.67%
CSFB High Yield Bond Index                       -4.41       -5.21        0.26

*    Inception: since commencement of issuance on September 28, 1998.

     The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]
The graph depicts the performance of Mitchell Hutchins Series Trust--High
Income Portfolio (Class H) versus the Credit Suisse First Boston High Yield Bond Index. It is important to note the High Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

                                                              February 15, 2001

Dear Contract Owner,

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--High Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW
[GRAPHIC]
During the first half of 2000, the Federal Reserve (the "Fed") raised the Federal Funds rate by one percent in response to booming economic conditions, a move that created difficult conditions for all sectors of the fixed-income market. At the beginning of the year, the U.S. Treasury announced plans to buy back Treasury debt in response to a fiscal year surplus of around $200 billion. The Treasury bought back about $30 billion in calendar year 2000, creating a surge in demand for 30-year bonds and a drastic yield curve inversion in which 10-year notes yielded more than 30-year bonds.

During the fiscal year ended December 31, 2000, the Lehman Brothers Aggregate Bond Index gained 11.63%. The high-yield sector did not participate in the strong performing year for bonds. The CS First Boston High Yield Bond Index declined 5.21% during the year ended December 31, 2000. Conditions in the high-yield market proved to be difficult during the period--the sector was challenged by a growing number of credit defaults, volatile equity markets and lack of interest from buyers. With demand low, premiums were generally high. Just over $50 billion in new high-yield bonds were issued in 2000, half of the dollar amount of new issues in 1999. Concerns about a slowing economy and high energy prices also put pressure on the market. Difficult market conditions exacerbated the weak performance of credits with deteriorating fundamentals.

PORTFOLIO REVIEW

The Portfolio underperformed this fiscal year, losing 15.14% while its benchmark, the CS First Boston High Yield Bond Index, lost 5.21% for the year. Poor market conditions magnified the impact of reducing certain lower quality, less liquid positions from the Portfolio. Given the market tone, we moved into defensive industries such as cable and media, and moved out of lower credit quality telecommunications issuers. Examples of this include our purchases of Charter Communications (1.9%)* and Fox Family (2.0%)* and the sale of Knology and Globix bonds. In the latter half of the fiscal period we also increased the Portfolio's cash component as a short-term defensive tactic.

NEW PORTFOLIO MANAGEMENT

On October 6, 2000, the board of trustees for the Portfolio terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new investment management arrangements that became effective on October 10, 2000, including a new interim sub-advisory contract with Alliance Capital Management L.P., which assumed the day-to-day portfolio management responsibilities of the Portfolio effective October 10, 2000. More information about the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated May 1, 2000.

* Weightings represent percentages of net assets as of December 31, 2000. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO              ANNUAL REPORT


PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*              12/31/00                                                6/30/00
-------------------------------------------------------------------------------------------------------------
Weighted Average Maturity              7.40 yrs        Weighted Average Maturity               7.34 yrs
Weighted Average Duration              4.53 yrs        Weighted Average Duration               4.89 yrs
Net Assets ($mm)                          $9.04        Net Assets ($mm)                          $11.35
Corporate Bonds                            74.7%       Corporate Bonds                             81.4%
Cash Equivalents                           35.6%       Short-Term U.S. Agencies                    17.2%
Liabilities in Excess of Other Assets+    -10.3%       Other Assets in Excess of Liabilities        1.4%
-------------------------------------------------------------------------------------------------------------

CREDIT QUALITY*                         12/31/00                                                6/30/00
-------------------------------------------------------------------------------------------------------------
Cash                                       19.4%                                                   18.6%
BB                                         26.5                                                    26.1
B                                          46.7                                                    48.7
CCC                                         0.7                                                     1.9
Non-Rated                                   6.7                                                     4.7
-------------------------------------------------------------------------------------------------------------
Total                                     100.0%                                                 100.0%

TOP FIVE CORPORATE SECTORS*             12/31/00                                                6/30/00
-------------------------------------------------------------------------------------------------------------
Telecommunications                         24.2%       Communications (fixed)                      20.2%
Basic Materials                            15.9        Cable                                        9.9
Cable/Media                                15.4        Communications (mobile)                      6.5
Hotels/Gaming                              14.4        Automotive                                   5.6
Financials                                 13.7        Service                                      5.4
-------------------------------------------------------------------------------------------------------------
Total                                      83.6%       Total                                       47.6%

TOP TEN CORPORATE HOLDINGS*             12/31/00                                                6/30/00
-------------------------------------------------------------------------------------------------------------
Avecia Group PLC                            3.3%       Spectrasite Holdings                         2.6%
Host Marriott                               3.2        Host Marriott                                2.5
R&B Falcon                                  3.0        Verio                                        2.5
Voicestream Wireless                        3.0        Voicestream Wireless                         2.3
MGM Grand                                   2.9        Blount                                       2.2
Tembec Industry                             2.7        Globenet Communications Group                2.2
Park Place Entertainment                    2.7        MGM Grand                                    2.2
Lyondell Chemical                           2.7        NEXTLINK Communications                      2.2
Lear                                        2.6        NTL                                          2.2
Allied Waste North America                  2.6        R&B Falcon                                   2.2
-------------------------------------------------------------------------------------------------------------
Total                                      28.7%       Total                                       23.1%


* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

+ The percentage of liabilities in excess of other assets on December 31, 2000 is composed primarily of a net investment income distribution that was declared on December 28, 2000 and paid on January 2, 2001. There was no such distribution outstanding on December 31, 1999.

ANNUAL REPORT


OUTLOOK

We are optimistic about 2001. Our forecast calls for the Federal Reserve to ease interest rates by 150 to 200 basis points (a basis point equals 1/100th of one percent) in the first half of the year. We still anticipate higher-than-average default rates, although we believe much of the impact of these defaults has already been absorbed through lower valuations of the most likely candidates for default. Spreads are wide and absolute yields are high by any historical measure. Fundamental analysis remains the key to our buy and sell decisions. We are cautious about telecommunications and cyclicals, but believe that single B rated bonds will perform well in 2001 and provide the greatest risk/reward tradeoff.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ BRIAN M. STORMS

BRIAN M. STORMS
President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.





This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 2000

PRINCIPAL
  AMOUNT                                                                  MATURITY        INTEREST
  (000)                                                                    DATES           RATES       VALUE
----------                                                              ------------     ----------  ----------
CORPORATE BONDS--74.67%
AUTOMOTIVE--2.61%
$     250  Lear Corp. ...............................................      05/15/05          7.960%   $  236,066
                                                                                                      ----------
CABLE--9.55%
      175  Charter Communications Holdings LLC ......................      04/01/09         10.000       168,000
      250  NTL Inc. .................................................      10/01/08         11.500       220,000
      125  Park `N View Inc.++ ......................................      05/15/08         13.000+        5,000
      250  RCN Corp. ................................................      01/15/10         10.125       132,500
      250  UIH Australia Pacific Inc. ...............................      05/15/06         14.000+      222,500
      175  United Pan Europe Communications .........................      02/01/10         11.500       115,500
                                                                                                      ----------
                                                                                                         863,500
                                                                                                      ----------
CHEMICALS--7.29%
      300  Avecia Group PLC .........................................      07/01/09         11.000       295,500
      125  Huntsman ICI Chemicals LLC ...............................      07/01/09         10.125       121,563
      250  Lyondell Chemical Co. ....................................      05/01/07          9.875       242,500
                                                                                                      ----------
                                                                                                         659,563
                                                                                                      ----------
COMMUNICATIONS-FIXED--13.11%
      125  Allegiance Telecom Inc. ..................................      05/15/08         12.875       120,000
      175  Exodus Communications Inc. ...............................      07/15/10         11.625       157,063
      125  Global Crossing Holdings Ltd.** ..........................      11/15/09          9.500       118,125
      250  Hyperion Telecommunications Inc. .........................      11/01/07         12.000       107,500
      250  KMC Telecom Holdings Inc. ................................      05/15/09         13.500        67,500
      250  Metromedia Fiber Network Inc. ............................      11/15/08         10.000       208,125
      250  NEXTLINK Communications Inc. .............................      06/01/09         10.750       203,750
      125  NorthEast Optic Network Inc. .............................      08/15/08         12.750        60,000
      250  Viatel Inc. ..............................................      04/15/08         12.500+       50,000
      125  Williams Communications Group ............................      10/01/09         10.875        93,125
                                                                                                      ----------
                                                                                                       1,185,188
                                                                                                      ----------
COMMUNICATIONS-MOBILE--4.97%
      250  Nextel Communications Inc. ...............................      02/15/08          9.950+      180,000
      250  Voicestream Wireless Corp. ...............................      11/15/09         10.375       269,375
                                                                                                      ----------
                                                                                                         449,375
                                                                                                      ----------
COMPUTER SOFTWARE & SERVICES--0.55%
      175  PSI Net Inc. .............................................      08/01/09         11.000        49,438
                                                                                                      ----------
ENERGY--3.03%
      250  R & B Falcon Corp. .......................................      12/15/08          9.500       273,750
                                                                                                      ----------
FINANCE--2.68%
      123  Airplanes Pass-Through Trust .............................      03/15/19         10.875        91,241
      150  Hanvit Bank ..............................................      03/01/10         12.750       150,750
                                                                                                      ----------
                                                                                                         241,991
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

PRINCIPAL
  AMOUNT                                                                  MATURITY        INTEREST
  (000)                                                                    DATES           RATES       VALUE
----------                                                              ------------     ----------  ----------
CORPORATE BONDS--(CONCLUDED)
GAMING--5.65%
$     175  Mandalay Resort Group ....................................      08/01/07         10.250%   $  172,813
      250  MGM Grand Inc. ...........................................      06/01/07          9.750       262,500
      250  Park Place Entertainment Corp. ...........................      12/15/05          7.875       246,250
                                                                                                      ----------
                                                                                                         681,563
                                                                                                      ----------
GENERAL INDUSTRIAL--2.13%
      250  Blount Inc. ..............................................      08/01/09         13.000       192,500
                                                                                                      ----------
HOTELS & LODGING--5.11%
      300  Host Marriott L.P. .......................................      02/15/06          8.375       291,000
                                                                                                      ----------
MEDIA--1.95%
      175  Fox Kids Family Worldwide Inc. ...........................      11/01/07          9.250       176,750
                                                                                                      ----------
PAPER & PACKAGING--4.61%
      175  Doman Industries Ltd. ....................................      07/01/04         12.000       169,750
      250  Tembec Industry Inc. .....................................      06/30/09          8.625       247,500
                                                                                                      ----------
                                                                                                         417,250
                                                                                                      ----------
REAL ESTATE--2.49%
      250  D.R. Horton Inc. .........................................      02/01/09          8.000       225,000
                                                                                                      ----------
RETAIL--0.46%
      275  Ames Department Stores Inc. ..............................      04/15/06         10.000        41,250
                                                                                                      ----------
SERVICE--4.28%
      250  Allied Waste North America Inc. ..........................      08/01/09         10.000       233,750
      200  Atlantic Express Transportation Corp. ....................      02/01/04         10.750       146,000
      250  Premier Graphics Inc.(b) .................................      12/01/05         11.500         7,500
                                                                                                      ----------
                                                                                                         387,250
                                                                                                      ----------
TECHNOLOGY--1.27%
      125  Fairchild Semiconductor Corp. ............................      03/15/07         10.125       115,000
                                                                                                      ----------
TRANSPORTATION--1.53%
      175  Stena AB .................................................      06/15/07          8.750       138,250
                                                                                                      ----------
UTILITIES--1.40%
      125  AES Corp. ................................................      06/01/09          9.500       127,044
                                                                                                      ----------
Total Corporate Bonds (cost--$8,172,025) ............................                                  6,751,726
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

 NUMBER OF
  SHARES                                                                                                VALUE
----------                                                                                            ----------
WARRANT (a)--0.00%
CABLE--0.00%
      842  Park `N View Inc. (cost--$0) .............................                                      $ 157
                                                                                                      ----------
 PRINCIPAL
  AMOUNT                                                                   MATURITY        INTEREST
   (000)                                                                     DATE            RATE
----------                                                              ------------     ----------
REPURCHASE AGREEMENT--35.58%
$   3,217  Repurchase Agreement dated 12/29/00 with State Street Bank and Trust Co. collateralized by $2,023,836 U.S. Treasury
           Bonds, 5.250% due 11/15/28 (value--$1,950,897) and
           $1,245,205 U.S. Treasury Notes, 6.250% to 6.875% due
           06/30/02 to 05/15/06 (value--$1,309,721); proceeds:
           $3,219,091 (cost--$3,217,000) ............................       01/02/01         5.850%    3,217,000
                                                                                                      ----------
Total Investments (cost--$11,389,025)--110.25% ......................                                  9,968,883
Liabilities in excess of other assets--(10.25)% .....................                                   (927,206)
                                                                                                      ----------
Net Assets--100.00% .................................................                                 $9,041,677
                                                                                                      ==========

---------------------
++   Illiquid security representing 0.06% of net assets.
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing security.
(b)  Bond interest in default.



                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2000

ASSETS
Investments, at value (cost--$8,172,025) .......................................         $  6,751,883
Repurchase agreement, at value (cost--$3,217,000) ..............................            3,217,000
Cash ...........................................................................                  499
Interest receivable ............................................................              230,054
Other assets ...................................................................                  101
                                                                                         ------------
Total assets ...................................................................           10,199,537
                                                                                         ------------
LIABILITIES
Dividends payable ..............................................................            1,109,798
Payable to investment manager and administrator ................................                4,225
Accrued expenses and other liabilities .........................................               43,837
                                                                                         ------------
Total liabilities ..............................................................            1,157,860
                                                                                         ------------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,018,720
 (unlimited amount authorized) .................................................           12,326,123
Undistributed net investment income ............................................                4,075
Accumulated net realized losses from investment transactions ...................           (1,868,379)
Net unrealized depreciation of investments .....................................           (1,420,142)
                                                                                         ------------
Net assets .....................................................................         $  9,041,677
                                                                                         ============
Net asset value, offering price and redemption value per share .................                $8.88
                                                                                                =====


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                          FOR THE
                                                                                         YEAR ENDED
                                                                                     DECEMBER 31, 2000
                                                                                     -----------------
INVESTMENT INCOME:
Interest .......................................................................     $      1,261,573
                                                                                     ----------------
EXPENSES:
Investment management and administration .......................................               57,489
Professional fees ..............................................................               39,332
Reports and notices to shareholders ............................................               26,254
Custody and accounting .........................................................                8,844
Trustees' fees .................................................................                7,500
Transfer agency fees and related service expenses ..............................                1,500
Other expenses .................................................................                6,781
                                                                                     ----------------
                                                                                              147,700
                                                                                     ----------------
Net investment income ..........................................................            1,113,873
                                                                                     ----------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions ...............................           (1,831,009)
Net change in unrealized appreciation/depreciation of investments ..............           (1,139,647)
                                                                                     ----------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS ................           (2,970,656)
                                                                                     ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $     (1,856,783)
                                                                                     ================




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                               ---------------------------------
                                                                                    2000              1999
                                                                                -----------      --------------
FROM OPERATIONS:
Net investment income .......................................................   $ 1,113,873      $   1,163,932
Net realized gains (losses) from investment transactions ....................    (1,831,009)            68,718
Net change in unrealized appreciation/depreciation of investments ...........    (1,139,647)          (602,992)
                                                                                -----------      -------------
Net increase (decrease) in net assets resulting from operations .............    (1,856,783)           629,658
                                                                                -----------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income .......................................................    (1,109,798)        (1,164,637)
Net realized gains from investment transactions .............................        --               (105,920)
                                                                                -----------      -------------
Total dividends and distributions to shareholders ...........................    (1,109,798)        (1,270,557)
                                                                                -----------      -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares ........................................       227,011          2,655,976
Cost of shares repurchased ..................................................      (779,905)        (1,850,878)
Proceeds from dividends reinvested ..........................................        --              1,464,107
                                                                                -----------      -------------
Net increase (decrease) in net assets from beneficial interest transactions .      (552,894)         2,269,205
                                                                                -----------      -------------
Net increase (decrease) in net assets .......................................    (3,519,475)         1,628,306
NET ASSETS:
Beginning of year ...........................................................    12,561,152         10,932,846
                                                                                -----------      -------------
End of year (including undistributed net investment income of $4,075
 at December 31, 2000) ......................................................   $ 9,041,677      $  12,561,152
                                                                                ===========      =============




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--High Income (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund") which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins") the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-adviser. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

     A substantial portion of the Fund's total investments consist of high yield securities rated below Investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investment and the differences could be material.

INVESTMENT MANAGER AND ADMINISTRATOR

     The board has approved an investment management and administration contract with ("Management Contract") Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Mitchell Hutchins an investment management and administration fee, which is computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 2000, the Portfolio owed Mitchell Hutchins $4,225 in investment management and administration fees.

     Mitchell Hutchins has entered into sub-advisory contract ("Alliance Capital Contract") with Alliance Capital dated October 10, 2000, pursuant to which Alliance Capital serves as investment sub-adviser for the Portfolio beginning on October 10, 2000. Under the Alliance Capital contract, Mitchell Hutchins (not the Portfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly, at the annual rate of 0.25% of the Portfolio's average daily net assets.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

     At December 31, 2000, the components of net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having an excess of value over cost) ........     $    128,611
     Gross depreciation (investments having an excess of cost over value) ........       (1,548,753)
                                                                                       -------------
     Net unrealized depreciation of investments ..................................      $(1,420,142)
                                                                                       =============

     For the year ended December 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $3,667,074 and $6,445,433, respectively.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

     At December 31, 2000, the Portfolio had a net capital loss carryforward of $736,625. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by December 31, 2008.

     In accordance with U.S. Treasury regulations, the Portfolio has elected to defer capital losses of $1,131,754 arising after October 31, 2000. Such losses are treated for the purposes as arising on January 1, 2001.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                FOR THE YEARS ENDED DECEMBER 31,
                                                --------------------------------
                                                       2000            1999
                                                ----------------  --------------
Shares sold ............................              20,530         208,151
Shares repurchased .....................             (71,090)       (144,354)
Dividends reinvested ...................                --           123,703
                                                ----------------  --------------
Net increase (decrease) ................             (50,560)        187,500
                                                ================  ==============

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                           FOR THE PERIOD
                                                                      FOR THE YEARS ENDED DECEMBER 31,   SEPTEMBER 28, 1998+
                                                                      --------------------------------         THROUGH
                                                                          2000++         1999             DECEMBER 31, 1998
                                                                      -------------  ----------------   ---------------------
Net asset value, beginning of period ...............................      $11.75        $12.40                $12.00
                                                                          ------        ------                ------
Net investment income ..............................................        1.09          1.21                  0.20
Net realized and unrealized gains (losses) from investments ........       (2.87)        (0.54)                 0.42
                                                                          ------        ------                ------
Net increase (decrease) from investment operations .................       (1.78)         0.67                  0.62
                                                                          ------        ------                ------
Dividends from net investment income ...............................       (1.09)        (1.21)                (0.20)
Distributions from net realized gains from investments .............        --           (0.11)                (0.02)
                                                                          ------        ------                ------
Total dividends and distributions ..................................       (1.09)        (1.32)                (0.22)
                                                                          ------        ------                ------
Net asset value, end of period .....................................      $ 8.88        $11.75                $12.40
                                                                          ======        ======                ======
Total investment return(1) .........................................      (15.14)%        5.42%                 5.16%
                                                                          ======        ======                ======
Ratios/Supplemental Data:
Net assets, end of period (000's) ..................................      $9,042       $12,561               $10,933
Expenses to average net assets .....................................        1.28%         1.35%                 1.20%*
Net investment income to average net assets ........................        9.69%         9.44%                 7.04%*
Portfolio turnover rate ............................................          39%           69%                   21%

--------------
+    Commencement of operations
*    Annualized
++ Investment advisory functions for this Portfolio were transferred from Mitchell Hutchins Asset Management Inc. to Alliance Capital Management L.P. on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--High Income Portfolio

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--High Income Portfolio (the "Portfolio"), one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--High Income Portfolio at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ ERNST & YOUNG LLP


New York, New York
February 07, 2001

ANNUAL REPORT

MITCHELL
HUTCHINS SERIES
TRUST

HIGH INCOME
PORTFOLIO

DECEMBER 31, 2000

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